                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 1, 2002


                     HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          MARYLAND                     001-13417                 13-3950486
(STATE OR OTHER JURISDICTION OF       (COMMISSION              (IRS EMPLOYER
         INCORPORATION)               FILE NUMBER)           IDENTIFICATION NO.)

            379 THORNALL STREET, EDISON, NEW JERSEY        08837
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)    (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (732) 548-0101

EXPLANATORY NOTE

On July 16, 2002, we filed a Current Report on Form 8-K disclosing that on July 1, 2002 we acquired 100% of the outstanding common stock of each of HanoverTrade, Inc. ("HT"), Hanover Capital Partners Ltd. ("HCP") and Hanover Capital Partners 2, Inc. ("HCP-2"). We had previously owned 100% of the non-voting preferred stock, but none of the voting common stock, of each of HT, HCP and HCP-2. This ownership structure was established in order to satisfy tax laws governing our status as a real estate investment trust ("REIT"). Changes in the tax laws made it possible for us to acquire voting control of HT, HCP and HCP-2 and operate under new rules permitting REITs to wholly own subsidiaries such as HT, HCP and HCP-2. Therefore, as of July 1, 2002 we own 100% of the outstanding capital stock of each of HT, HCP and HCP-2, and for periods ending after June 30, 2002, our financial statements will be consolidated with the financial statements of HT, HCP and HCP-2.

The report we filed on July 16, 2002 indicated our intention to file the required financial statements and pro forma financial information within 60 days thereafter in accordance with Subsection (a)(4) of Item 7 of Form 8-K. This Form 8-K/A is being filed for the sole purpose of providing the required financial statements and information which were omitted from the original Form 8-K filed on July 16, 2002.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements of Businesses Acquired. The financial statements of HanoverTrade, Inc. are included as Exhibit 99.3 to this report and are incorporated herein by reference. The financial statements of Hanover Capital Partners Ltd. are included as Exhibit 99.4 to this report and are incorporated herein by reference. The financial statements of Hanover Capital Partners 2, Inc. are included as Exhibit 99.5 to this report and are incorporated herein by reference. The financial statements of HanoverTrade, Inc. for the years ended December 31, 2001 and 2000, and the period from May 28, 1999 (inception) to December 31, 1999 and Hanover Capital Partners Ltd. for each of the three years in the period ended December 31, 2001 are also included in Hanover Capital Mortgage Holdings, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001 and are incorporated herein by reference.

(b) Pro Forma Financial Information. The pro forma financial information of Hanover Capital Mortgage Holdings, Inc., HanoverTrade, Inc., Hanover Capital Partners Ltd. and Hanover Capital Partners 2, Inc. is included as Exhibit 99.6 to this report and is incorporated herein by reference.

(c) Exhibits

      EXHIBIT   DESCRIPTION
      -------   -----------
       23.1     Independent Auditors' Consent

       99.3     Financial Statements of HanoverTrade, Inc.

       99.4     Financial Statements of Hanover Capital Partners Ltd.

       99.5     Financial Statements of Hanover Capital Partners 2, Inc.

       99.6     Pro Forma Consolidated Financial Statements of Hanover Capital
                Mortgage Holdings, Inc., HanoverTrade, Inc., Hanover Capital
                Partners Ltd. and Hanover Capital Partners 2, Inc.


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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Hanover Capital Mortgage Holdings, Inc.


Date:  September 16, 2002           /s/ J. Holly Loux
                                    -------------------------------------
                                    By:    J. Holly Loux
                                    Title: Chief Financial Officer


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
                                  EXHIBIT INDEX

        EXHIBIT   DESCRIPTION
        -------   -----------
        23.1      Independent Auditors' Consent

        99.3      Financial Statements of HanoverTrade, Inc.

        99.4      Financial Statements of Hanover Capital Partners Ltd.

        99.5      Financial Statements of Hanover Capital Partners 2, Inc.

        99.6      Pro Forma Consolidated Financial Statements of Hanover
                  Capital Mortgage Holdings, Inc., HanoverTrade, Inc., Hanover
                  Capital Partners Ltd. and Hanover Capital Partners 2, Inc.


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